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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2002


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2002, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-84929               06-1442101
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                              06830
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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                                       -2-

Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

     As of the date hereof, Financial Asset Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated September 30, 2002 in connection with the Registrant's issuance of a series of certificates, entitled Fremont Home Loan Trust 2002-1, Asset-Backed Certificates, Series 2002-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2002, among the Registrant as depositor, Litton Loan Servicing LP as servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2002-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

     Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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                                       -3-



Item 7.  Financial Statements and Exhibits
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              (a)      Not applicable

              (b)      Not applicable

              (c)      Exhibits


         Exhibit No.                               Description
             99.1                   Computational Materials (as defined in Item
                                    5) that have been provided by Greenwich
                                    Capital Markets, Inc. to certain prospective purchasers of Fremont Home Loan Trust 2002-1, Asset-Backed Certificates, Series 2002-1.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 2002

                                            FINANCIAL ASSET SECURITIES CORP.


                                            By: /s/Frank Y. Skibo
                                                ------------------------------
                                            Name:  Frank Y. Skibo
                                            Title: Senior Vice President





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                                Index to Exhibits
                                -----------------


                                                                   Sequentially
Exhibit No.                        Description                     Numbered Page
-----------                        -----------                     -------------
   99.1         Computational Materials (as defined in Item               P
                5) that have been provided by Greenwich
                Capital Markets, Inc. to certain prospective purchasers of First Fremont Home Loan Trust
                2002-1, Asset-Backed Certificates, Series
                2002-1.











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                             EXHIBIT 99.1
                           [Filed By Paper]